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                                REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      OF RICHMOND COUNTY FINANCIAL CORP.

                        RICHMOND COUNTY FINANCIAL CORP.

                        ANNUAL MEETING OF SHAREHOLDERS
                                October 28,1999
                             10:00 a.m. local time

     The undersigned hereby appoints the Board of Directors of Richmond County Financial Corp. (the "Company") to act as proxy for the undersigned and to vote all shares of Common Stock of the Company that the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on October 28, 1999, at 10:00 a.m., local time at The Staaten, 697 Forest Avenue, Staten Island, New York 10310, and any and all adjournments thereof, as indicated on the reverse side of this proxy.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the Board of Directors in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

                                  C O M M O N

           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                   IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                    VOTE VIA THE INTERNET OR BY TELEPHONE.

      (Continued, and to be marked, dated and signed, on the other side)

                          \/ FOLD AND DETACH HERE \/
--------------------------------------------------------------------------------

      RICHMOND COUNTY FINANCIAL CORP. -- ANNUAL MEETING, OCTOBER 28, 1999

                            YOUR VOTE IS IMPORTANT!

                      You can vote in one of three ways:

1. Call toll free 1-888-892-6927 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

2. Via the Internet at www.proxyvoting.com/richmondcounty and follow the instructions.

                                      or
                                      --

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                  PLEASE VOTE
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
------------------------------------------------------------------------------------                        Please mark your
The Board of Directors recommends a vote "FOR" each of the Proposals presented.                             votes as indicated
------------------------------------------------------------------------------------                        in this example     [X]

1. The election as directors of all            With-   For All
   nominees listed below, except as      For   hold    Except                                                 For  Against  Abstain
   marked to the contrary.               [_]    [_]      [_]       2. The approval of the Richmond County     [_]    [_]      [_]
                                                                      Financial Corp. Stock Compensation
   (01) William C. Frederick                                          Plan (formerly referred to as the
   (02) Maurice K. Shaw                                               "Bayonne Bancshares, Inc. 1998 Stock
   (03) Patrick F. X. Nilan                                           Incentive Plan") as amended and
                                                                      restated.

INSTRUCTION: To withhold authority to vote for any nominee(s),
mark "For All Except" and write that nominee(s') name(s) in                                                   For  Against  Abstain
the space provided below.                                          3. The ratification of the appointment     [_]    [_]      [_]
                                                                      of Ernst & Young, LLP as independent
---------------------------------------------------------------       auditors of Richmond County Financial
                                                                      Corp. for the fiscal year ending June
                                                                      30, 2000.

                                                                                            C O M M O N
                                        -----------------------
      Please be sure to sign and date      Date                       The undersigned acknowledges receipt from the Company prior
        this Proxy in the box below.                               to the execution of this proxy of a Notice of Annual Meeting of
---------------------------------------------------------------    Shareholders and of a Proxy Statement dated September 23, 1999 and of the Annual Report to Shareholders.

                                                                   PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD.
                                                                   When signing as an attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly,
---Shareholder sign above-----Co-holder (if any) sign please---    each holder may sign, but only one signature is required.

       ----------------------------------------------------------------------------------------------------------------------
+                  * * * IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW * * *                    +
       ----------------------------------------------------------------------------------------------------------------------
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                           /\   FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL  /\

                                    --------------------------------------------------------
                                         [LOGO]    VOTE BY TELEPHONE/INTERNET    [LOGO]

                                                QUICK * * * EASY * * * IMMEDIATE
                                    --------------------------------------------------------

Your telephone/internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

    Please have this card handy when you call. You'll need it in front of you in order to complete the voting process.

                 VOTE BY PHONE:  You will be asked to enter the Control Number (look below at right).

                  To vote as the Board of Directors recommends on ALL proposals, press 1.
-----------
 OPTION A:        Your vote will be confirmed.
-----------
                  If you choose to vote on each proposal separately, press 0. You will hear these instructions:
-----------
 OPTION B:        Item 1:     To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.
-----------                   To vote FOR ALL NOMINEES EXCEPT for certain of the nominees, press 0 and listen to the instructions.

                  Item 2:     To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
                              The instructions are the same to vote for Item 3.
                              When asked, you must confirm your vote by pressing 1.

                      VOTE BY INTERNET:  The web address is www.proxyvoting.com/richmondcounty

                        You will be asked to enter the Control Number (look below at right).

                        If you vote by telephone or internet, DO NOT mail back your proxy.
                                                              ------

                                               THANK YOU FOR VOTING
                                                                                                  FOR TELEPHONE/
                                                                                                 INTERNET VOTING:
Call * * * Toll Free * * * On a Touch Tone Telephone                                              CONTROL NUMBER

             1-888-892-6927 - ANYTIME

     There is NO CHARGE to you for this call
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